Exhibit 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

      We consent to the incorporation by reference in the registration statement of TearDrop Golf Company on Form S-8 (TearDrop Golf Co. & Subsidiaries 401(k)
Plan) of our report dated January 31, 1997, on our audit of the statements of operations, stockholders' equity, and cash flows of TearDrop Golf Company for the year ended December 31, 1996.

                                          /s/ Rothstein, Kass & Company, P.C.

Roseland, New Jersey
July 15, 1998